CBF Reports Second Quarter Results

July 21, 2016

EXHIBIT 99.1

CONTACT:
Kenneth A. Posner
Chief of Strategic Planning and Investor Relations
Phone: (212) 399-4020
E-mail: Kposner@cbfcorp.com

CAPITAL BANK FINANCIAL CORP. REPORTS 2Q EPS OF $0.40, UP 43% YEAR OVER YEAR,
AND CORE EPS OF $0.42, UP 40% YEAR OVER YEAR

CHARLOTTE, NC. July 21, 2016 - Capital Bank Financial Corp. (Nasdaq: CBF) (the “Company”) today reported net income for the second quarter of 2016 of $17.4 million, or $0.40 per diluted share and core net income of $18.2 million, or $0.42 per diluted share. Year over year net income per diluted share and core net income per diluted share rose 43% and 40%, respectively.
Core adjustments for the second quarter of 2016 included $0.4 million of non-tax deductible merger related expenses, $0.9 million of tax deductible merger related expenses, and $0.1 million of gains on sales of investment securities.

Second quarter highlights include:

•	New loan fundings of $473 million;

•	Sequential growth in loan portfolio at an 8% annualized rate;

•	GAAP and Core efficiency ratio of 60.6% and 59.1%, respectively;

•	An increase in GAAP and Core ROA to 0.93% and 0.97%, respectively; and

•	Declaration of a $0.10 per share quarterly common stock dividend.
Gene Taylor, Chairman and Chief Executive Officer of Capital Bank Financial Corp., commented, “Our team continues to execute well in a tough operating environment, with solid loan growth despite runoff from indirect, tight cost control, excellent credit quality, reduced deposit costs, and relative stability in the net interest margin.”
Chris Marshall, Chief Financial Officer of Capital Bank Financial Corp., added, “We are pleased with our second quarter results, which include continued improvement in ROA, efficiency and EPS. We are focused on generating improvements as we plan for completing the CommunityOne acquisition.”

Loan Portfolio and Composition

During the second quarter, the loan portfolio was up $109.9 million at $5.7 billion. New loans of $473.3 million were offset by loan resolutions and payoffs totaling $363.4 million.

The relative composition of the Company’s loan portfolio at the end of the second and first quarters of 2016 and fourth quarter of 2015 was as follows:

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Commercial real estate	22%	22%	22%
C&I	44%	44%	43%
Consumer	31%	32%	32%
Other	3%	2%	3%
Total	100%	100%	100%

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CBF Reports Second Quarter Results

July 21, 2016

Deposits Composition and Cost of Funds

During the second quarter, total deposits decreased by $132.6 million to $5.8 billion. The sequential decrease included $129 million in brokered deposits, as a result of the Company's efforts to lower the cost of deposits. The cost of total deposits decreased one basis point to 0.41%, while the cost of core deposits increased one basis point to 0.18%. Core deposits include all checking, savings and money market accounts, excluding brokered, and now represent 71% of total deposits. The contractual cost of total deposits, which excludes purchase accounting, was flat sequentially at 0.42%.

Net Interest Income and Net Interest Margin

Net interest income increased $0.1 million to $61.5 million from $61.4 million for the first quarter of 2016 and increased $0.8 million from $60.7 million for the second quarter of 2015. The net interest margin for the second quarter of 2016 was 3.62%, a decline of two basis points sequentially and 32 basis points year over year. The sequential and year over year net interest margin decline was mostly due to the lower average yield on new loans as compared to the yields of the Company's legacy acquired loans. New and acquired non-impaired loans represent $4.8 billion with an average yield of 3.63%, compared to $0.9 billion of acquired impaired loans outstanding with an average yield of 8.48%.

Non-Interest Income

Non-interest income increased $9.4 million to $11.9 million from $2.6 million for the first quarter of 2016 and increased $1.6 million from $10.4 million for the second quarter of 2015. The sequential increase was mainly driven by the absence of the $9.2 million termination for the FDIC loss share agreements.

The year over year increase was mainly due to the absence of $2.5 million of FDIC indemnification asset expense and $0.3 million of gross impairment loss recorded in the prior year. Partially offsetting the increase was a $0.7 million decline in investment advisory income and a $0.7 million decline in service charges.

Provision for Loan and Lease Losses and Credit Quality

The provision of $1.2 million recorded for the second quarter of 2016 included a $2.0 million provision for new and acquired non-impaired loans partially offset by a provision reversal of $0.8 million on acquired impaired loans during the quarter. Net charge-offs for the second quarter of 2016 were $1.5 million, up from $1.1 million in the first quarter of 2016.

At June 30, 2016, the allowance for loan and lease losses was $44.9 million, of which $23.7 million related to acquired impaired loans and $21.2 million related to new and acquired non-impaired loans. The allowance for loan and lease losses represents 0.78% of the Company's total $5.7 billion loan portfolio.

At June 30, 2016, non-performing loans were $65.1 million, an increase of 0.77% from March 31, 2016, and a decrease of 30.22%, from June 30, 2015, mainly as a result of resolutions and upgrades.

Non-Interest Expense

Non-interest expense declined $2.4 million to $44.5 million from $46.9 million for the first quarter of 2016 and declined $5.0 million from $49.5 million for the second quarter of 2015. The sequential decline was mainly due to a $2.0 million decrease in salaries and benefit expense resulting from seasonality decreases in tax and employee benefit expenses, a $0.6 million decrease in combined merger and restructuring expense, and a $0.4 million decrease in occupancy expense and equipment expense. Partially offsetting the decline was a $0.7 million increase in OREO write downs.

The year over year decline was mainly due to a $1.7 million decrease in salaries and benefit expense resulting from cost saving initiatives, the absence of $1.4 million loss on extinguishment of debt in the prior year, and a decrease of $0.4 million in occupancy and equipment due to the consolidation of facilities.

Income Tax Expense

Income tax expense was $10.3 million for the second quarter of 2016, an effective rate of 37%, compared to $5.8 million and 37% for the first quarter of 2016. Income tax expense was $7.3 million and 36% for the second quarter of 2015.

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CBF Reports Second Quarter Results

July 21, 2016

Financial Position

Total assets increased by $141.4 million to $7.6 billion as of June 30, 2016, from $7.5 billion as of March 31, 2016. During the quarter, the Company’s loan portfolio increased $109.9 million to $5.7 billion. Total deposits decreased by $132.6 million to $5.8 billion, and core deposits decreased by $38.2 million, or a 4% annualized rate. FHLB borrowings increased $250.0 million. Book value per share was $23.52 as of June 30, 2016, an increase of $0.44 and $0.71 over March 31, 2016 and June 30, 2015, respectively. Tangible book value per share was $20.22 as of June 30, 2016, an increase of $0.45 and $0.53 over March 31, 2016 and June 30, 2015, respectively. During the second quarter, the Company did not repurchase shares of common stock. The Company has $101 million remaining under the current board authorized stock repurchase program.

The Company’s bank subsidiary, Capital Bank Corporation, had preliminary Tier 1 Leverage, Tier 1 Common, Tier 1 Risk-Based and Total Risk-Based capital ratios of 10.4%, 12.0%, 12.0% and 12.7%, respectively, as of June 30, 2016, under currently applicable regulations.

The Company declared a cash dividend of $0.10 per share, payable on August 25, 2016, to shareholders of record as of August 11, 2016.

Conference Call

The Company will host a conference call today at 10:00 a.m. Eastern Time. The number to call for this interactive teleconference is (719) 325-2454, and the confirmation pass code is 7425320. Please dial in 10 minutes prior to the beginning of the call. A telephonic replay of the conference call will be available through July 28, 2016, by dialing (719) 457-0820 and entering pass code 7425320. The live broadcast of the conference call will be available online at the Company’s web site at www.capitalbank-us.com, by following the link to Investor Relations. An on-line replay of the call will be available at the same site for 90 days.

Forward-Looking Statements

Information in this press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this press release may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results, and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements, which should be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

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CBF Reports Second Quarter Results

July 21, 2016

Use of Non-GAAP Financial Measures

Core net income, core efficiency ratio, core return-on-assets (“core ROA”), tangible book value and tangible book value per share are each non-GAAP measures used in this report.  A reconciliation to the most directly comparable GAAP financial measures – net income in the case of core net income and core ROA, total non-interest income and total non-interest expense in the case of core efficiency ratio, and total shareholders’ equity in the case of tangible book value and tangible book value per share – appears in tabular form at the end of this release.  The Company believes core net income, the core efficiency ratio and core ROA are useful for both investors and management to understand the effects of certain non-interest items and provide an alternative view of the Company’s performance over time and in comparison to the Company’s competitors. These measures should not be viewed as a substitute for net income.  The Company believes that tangible book value and tangible book value per share are useful for both investors and management as these are measures commonly used by financial institutions, regulators and investors to measure the capital adequacy of financial institutions.  The Company believes these measures facilitate comparison of the quality and composition of the Company’s capital over time and in comparison to its competitors. These measures should not be viewed as a substitute for total shareholders’ equity.

The Company uses these non-GAAP measures for various purposes, including measuring performance for incentive compensation and as a basis for strategic planning and forecasting.

These non-GAAP measures have inherent limitations, are not required to be uniformly applied and are not audited.  They should not be considered in isolation or as a substitute for analysis of results reported under GAAP.  These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

About Capital Bank Financial Corp.

Capital Bank Financial Corp. is a bank holding company, formed in 2009 to create a premier regional banking franchise in the southeastern United States. CBF is the parent of Capital Bank Corporation, a State of North Carolina chartered financial institution with $7.6 billion in total assets as of June 30, 2016, and 151 full-service banking offices throughout Florida, North and South Carolina, Tennessee and Virginia. To learn more about Capital Bank Financial Corp, please visit www.capitalbank-us.com.

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CBF Reports Second Quarter Results

July 21, 2016

 CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars and shares in thousands, except per share data)
(Unaudited)

	Three Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Interest and dividend income	$69,579	$69,472	$69,553	$68,718	$67,311
Interest expense	8,064	8,105	7,475	7,081	6,626
Net Interest Income	61,515	61,367	62,078	61,637	60,685
Provision for loan and lease losses	1,172	1,375	1,089	799	1,299
Net interest income after provision for loan and lease losses	60,343	59,992	60,989	60,838	59,386
Non-Interest Income
Service charges on deposit accounts	4,486	4,811	4,911	5,472	5,189
Debit card income	3,235	3,086	3,029	3,113	3,176
Fees on mortgage loans originated and sold	1,140	971	875	990	1,278
Investment advisory and trust fees	455	497	597	860	1,125
FDIC indemnification asset expense	—	—	(1,526)	(1,418)	(2,499)
Termination of loss share agreements	—	(9,178)	—	—	—
Investment securities gains (losses), net	117	40	54	(43)	231
Other-than-temporary impairment loss on investments:
Gross impairment loss	—	—	—	—	(288)
Other income	2,489	2,339	2,657	2,444	2,151
Total non-interest income	11,922	2,566	10,597	11,418	10,363
Non-Interest Expense
Salaries and employee benefits	20,139	22,162	20,219	22,620	21,881
Stock-based compensation expense	467	317	—	309	108
Net occupancy and equipment expense	7,355	7,703	7,385	7,621	7,754
Computer services	3,274	3,575	3,479	3,471	3,343
Software expense	2,000	2,036	2,061	2,198	2,082
Telecommunication expense	1,558	1,532	1,168	1,515	1,367
OREO valuation expense	1,119	467	341	2,075	1,710
Net gains on sales of OREO	(413)	(679)	(801)	(351)	(957)
Foreclosed asset related expense	399	285	405	872	600
Loan workout expense	71	244	650	194	795
Conversion and merger related expense	1,236	1,687	704	—	—
Professional fees	1,353	1,612	1,529	1,958	1,723
Losses on extinguishment of debt	—	—	—	—	1,438
Restructuring charges, net	5	142	4,248	23	178
Contingent value right expense	—	—	—	—	4
Regulatory assessments	1,259	1,275	1,486	1,423	1,831
Other expense	4,714	4,580	4,882	4,418	5,645
Total non-interest expense	44,536	46,938	47,756	48,346	49,502
Income before income taxes	27,729	15,620	23,830	23,910	20,247
Income tax expense	10,327	5,780	8,809	8,589	7,257
Net income	$17,402	$9,840	$15,021	$15,321	$12,990

Earnings per share:
Basic	$0.40	$0.23	$0.35	$0.34	$0.28
Diluted	$0.40	$0.22	$0.34	$0.33	$0.28

Weighted average shares outstanding:
Basic	43,011	43,063	43,499	45,359	45,913
Diluted	43,879	43,904	44,550	46,534	47,220

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
CONSOLIDATED BALANCE SHEETS
(Dollars and shares in thousands)
(Unaudited)

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015
Assets
Cash and due from banks	$84,038	$88,802	$87,985
Interest-bearing deposits in other banks	135,977	93,218	56,711
Total cash and cash equivalents	220,015	182,020	144,696
Trading securities	3,536	3,418	3,013
Investment securities available-for-sale at fair value (amortized cost $637,072 $657,631 and $640,455, respectively)	650,470	663,925	637,329
Investment securities held-to-maturity at amortized cost (fair value $477,731 $467,372 and $475,134, respectively)	468,943	460,483	472,505
Loans held for sale	6,446	8,070	10,569
Loans, net of deferred loan costs and fees	5,738,459	5,626,887	5,622,147
Less: Allowance for loan and lease losses	44,883	45,263	45,034
Loans, net	5,693,576	5,581,624	5,577,113
Other real estate owned	44,236	48,505	52,776
FDIC indemnification asset	—	—	6,725
Receivable from FDIC	—	—	678
Premises and equipment, net	158,305	157,131	159,149
Goodwill	134,522	134,522	134,522
Intangible assets, net	13,231	14,166	15,100
Deferred income tax asset, net	92,277	95,363	105,316
Other assets	135,668	130,571	129,988
Total Assets	$7,621,225	$7,479,798	$7,449,479
Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Non-interest bearing demand	$1,172,481	$1,190,831	$1,121,160
Interest bearing demand	1,456,558	1,402,342	1,382,732
Money market	1,155,475	1,262,581	1,190,121
Savings	403,106	420,073	418,879
Time deposits	1,619,507	1,663,906	1,747,318
Total deposits	5,807,127	5,939,733	5,860,210
Federal Home Loan Bank advances	650,800	400,849	460,898
Short-term borrowings	16,785	16,200	12,410
Long-term borrowings	86,883	86,328	85,777
Accrued expenses and other liabilities	43,132	39,695	43,919
Total liabilities	$6,604,727	$6,482,805	$6,463,214
Shareholders’ equity
Preferred stock $0.01 par value: 50,000 shares authorized, 0 shares issued	—	—	—
Common stock-Class A $0.01 par value: 200,000 shares authorized, 37,237 issued and 26,665 outstanding, 37,207 issued 26,636 outstanding and 37,012 issued and 26,589 outstanding, respectively.	372	372	370
Common stock-Class B $0.01 par value: 200,000 shares authorized, 18,327 issued and 16,554 outstanding, 18,327 issued and 16,554 outstanding and 18,327 issued and 16,554 outstanding, respectively.	183	183	183
Additional paid in capital	1,077,769	1,076,931	1,076,415
Retained earnings	227,370	214,268	208,742
Accumulated other comprehensive (loss) income	9,443	3,878	(5,196)
Treasury stock, at cost, 12,345, 12,345 and 12,196 shares, respectively	(298,639)	(298,639)	(294,249)
Total shareholders’ equity	1,016,498	996,993	986,265
Total Liabilities and Shareholders’ Equity	$7,621,225	$7,479,798	$7,449,479

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
KEY METRICS
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Performance Ratios
Interest rate spread	3.48%	3.50%	3.57%	3.68%	3.79%
Net interest margin	3.62%	3.64%	3.70%	3.82%	3.94%
Return on average assets	0.93%	0.53%	0.82%	0.86%	0.75%
Return on average shareholders' equity	6.87%	3.96%	5.99%	5.85%	4.90%
Efficiency ratio	60.65%	73.42%	65.71%	66.18%	69.67%
Average interest-earning assets to average interest-bearing liabilities	131.21%	129.54%	129.55%	132.10%	133.39%
Average loans receivable to average deposits	96.56%	95.66%	96.68%	96.01%	94.12%
Yield on interest-earning assets	4.09%	4.11%	4.14%	4.26%	4.36%
Cost of interest-bearing liabilities	0.62%	0.62%	0.57%	0.58%	0.57%
Asset and Credit Quality Ratios-Total Loans
Non-accrual loans	$9,016	$8,526	$8,945	$9,647	$9,807
Nonperforming acquired loans	$56,108	$56,041	$59,194	$72,023	$83,515
Nonperforming loans to loans receivable	1.13%	1.15%	1.21%	1.51%	1.79%
Nonperforming assets to total assets	1.44%	1.51%	1.63%	1.88%	2.23%
Covered loans to total gross loans	—%	—%	1.30%	1.45%	3.39%
ALLL to nonperforming assets	40.98%	39.97%	37.13%	33.88%	30.56%
ALLL to total gross loans	0.78%	0.80%	0.80%	0.86%	0.92%
Annualized net charge-offs/average loans	0.11%	0.08%	0.17%	0.20%	0.12%
Asset and Credit Quality Ratios-New Loans
Nonperforming new loans to total new loans receivable	0.12%	0.11%	0.11%	0.17%	0.19%
New loans ALLL to total gross new loans	0.46%	0.47%	0.47%	0.51%	0.59%
Asset and Credit Quality Ratios-Acquired Loans
Nonperforming acquired loans to total acquired loans receivable	5.08%	4.67%	4.69%	5.21%	5.58%
Covered acquired loans to total gross acquired loans	—%	—%	5.43%	5.45%	11.38%
Acquired loans ALLL to total gross acquired loans	2.04%	1.93%	1.83%	1.80%	1.71%
Capital Ratios (Company)
Total average shareholders' equity to total average assets	13.55%	13.35%	13.67%	14.79%	15.41%
Tangible common equity ratio (1)	11.62%	11.57%	11.46%	12.26%	13.15%
Tier 1 leverage capital ratio	12.64%	12.49%	12.67%	13.60%	14.66%
Tier 1 common capital ratio	13.38%	13.38%	14.73%	14.44%	16.07%
Tier 1 risk-based capital ratio	14.57%	14.58%	13.63%	15.60%	17.33%
Total risk-based capital ratio	15.29%	15.32%	15.47%	16.38%	18.18%
Capital Ratios (Bank)
Tangible common equity ratio (1)	10.71%	11.45%	11.20%	11.36%	11.35%
Tier 1 leverage capital ratio	10.42%	11.10%	11.09%	11.19%	11.15%
Tier 1 common capital ratio	11.97%	12.95%	12.89%	12.85%	13.18%
Tier 1 risk-based capital ratio	11.97%	12.95%	12.89%	12.85%	13.18%
Total risk-based capital ratio	12.72%	13.72%	13.68%	13.69%	14.10%

(1) See "Reconciliation of Non-GAAP Measures"

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
LOANS AND DEPOSITS
(Dollars in thousands)
(Unaudited)

	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Loans
Non-owner occupied commercial real estate	$891,830	$850,766	$866,392	$847,225	$834,351
Other commercial construction and land	212,315	194,971	196,795	192,283	182,283
Multifamily commercial real estate	74,328	75,737	80,708	82,762	76,754
1-4 family residential construction and land	100,306	96,703	93,242	87,193	78,572
Total commercial real estate	1,278,779	1,218,177	1,237,137	1,209,463	1,171,960
Owner occupied commercial real estate	1,075,306	1,095,460	1,104,972	1,065,875	1,030,111
Commercial and industrial	1,448,698	1,375,233	1,309,704	1,219,101	1,181,451
Lease financing	877	1,088	1,256	1,488	1,661
Total commercial	2,524,881	2,471,781	2,415,932	2,286,464	2,213,223
1-4 family residential	1,039,309	1,015,071	1,017,791	985,982	959,224
Home equity loans	364,169	368,510	375,276	373,993	375,271
Indirect auto loans	285,618	317,863	351,817	318,841	263,723
Other consumer loans	85,964	84,108	84,661	82,483	77,867
Total consumer	1,775,060	1,785,552	1,829,545	1,761,299	1,676,085
Other	166,185	159,447	150,102	147,718	145,146
Total loans	$5,744,905	$5,634,957	$5,632,716	$5,404,944	$5,206,414

Deposits
Non-interest bearing demand	$1,172,481	$1,190,831	$1,121,160	$1,099,252	$1,132,085
Interest bearing demand	1,456,558	1,402,342	1,382,732	1,251,365	1,367,123
Money market	1,105,460	1,162,546	1,040,086	927,391	991,520
Savings	403,106	420,073	418,879	436,385	479,885
Total core deposits	4,137,605	4,175,792	3,962,857	3,714,393	3,970,613
Wholesale money market	50,015	100,035	150,035	78,015	—
Time deposits	1,619,507	1,663,906	1,747,318	1,773,170	1,521,810
Total deposits	$5,807,127	$5,939,733	$5,860,210	$5,565,578	$5,492,423

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
LEGACY CREDIT EXPENSES
(Dollars in thousands)
(Unaudited)

	Three Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Provision (reversal) on legacy loans	$(778)	$9	$(1,161)	$492	$(523)
FDIC indemnification asset expense	—	—	1,526	1,418	2,499
OREO valuation expense	1,119	467	341	2,075	1,710
Termination of loss share agreements	—	9,178	—	—	—
Net gains on sales of OREO	(413)	(679)	(801)	(351)	(957)
Foreclosed asset related expense	399	285	405	872	600
Loan workout expense	71	244	650	194	795
Salaries and employee benefits	519	522	549	797	796
Total legacy credit expenses	$917	$10,026	$1,509	$5,497	$4,920

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2016			Three Months Ended March 31, 2016
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,653,647	$62,999	4.48%	$5,611,488	$63,009	4.52%
Investment securities (1)	1,131,791	6,612	2.35%	1,122,523	6,483	2.32%
Interest bearing deposits in other banks	64,802	74	0.46%	73,188	84	0.46%
Other earning assets (2)	26,696	330	4.97%	25,136	315	5.04%
Total interest earning assets	6,876,936	$70,015	4.09%	6,832,335	$69,891	4.11%
Non-interest earning assets	607,429			618,087
Total assets	$7,484,365			$7,450,422
Interest bearing liabilities
Time deposits	$1,620,023	$4,018	1.00%	$1,689,653	$4,120	0.98%
Money market	1,184,532	1,028	0.35%	1,247,333	1,067	0.34%
Interest bearing demand	1,451,666	749	0.21%	1,370,957	648	0.19%
Savings	411,496	208	0.20%	419,588	227	0.22%
Total interest bearing deposits	4,667,717	6,003	0.52%	4,727,531	6,062	0.52%
Short-term borrowings and FHLB advances	485,850	515	0.43%	460,892	532	0.46%
Long-term borrowings	87,496	1,547	7.11%	85,986	1,511	7.07%
Total interest bearing liabilities	5,241,063	8,065	0.62%	5,274,409	$8,105	0.62%
Non-interest bearing demand	1,187,056			1,138,782
Other liabilities	42,319			42,418
Shareholders’ equity	1,013,927			994,813
Total liabilities and shareholders’ equity	$7,484,365			$7,450,422
Net interest income and spread		$61,950	3.48%		$61,786	3.50%
Net interest margin			3.62%			3.64%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Home Loan Bank stocks

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
QUARTERLY AVERAGE BALANCES AND YIELDS
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2016			Three Months Ended June 30, 2015
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,653,647	$62,999	4.48%	$5,079,878	$61,717	4.87%
Investment securities (1)	1,131,791	6,612	2.35%	1,038,269	5,296	2.05%
Interest bearing deposits in other banks	64,802	74	0.46%	55,553	36	0.26%
Other earning assets (2)	26,696	330	4.97%	47,694	646	5.43%
Total interest earning assets	6,876,936	$70,015	4.09%	6,221,394	$67,695	4.36%
Non-interest earning assets	607,429			664,119
Total assets	$7,484,365			$6,885,513
Interest bearing liabilities
Time deposits	$1,620,023	$4,018	1.00%	$1,464,552	$3,402	0.93%
Money market	1,184,532	1,028	0.35%	943,160	600	0.26%
Interest bearing demand	1,451,666	749	0.21%	1,381,609	578	0.17%
Savings	411,496	208	0.20%	484,622	259	0.21%
Total interest bearing deposits	4,667,717	$6,003	0.52%	4,273,943	4,839	0.45%
Short-term borrowings and FHLB advances	485,850	515	0.43%	261,030	143	0.22%
Long-term borrowings	87,496	1,547	7.11%	129,029	1,645	5.11%
Total interest bearing liabilities	5,241,063	8,065	0.62%	4,664,002	$6,627	0.57%
Non-interest bearing demand	1,187,056			1,123,466
Other liabilities	42,319			36,966
Shareholders’ equity	1,013,927			1,061,079
Total liabilities and shareholders’ equity	$7,484,365			$6,885,513
Net interest income and spread		$61,950	3.48%		$61,068	3.79%
Net interest margin			3.62%			3.94%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Home Loan Bank stocks

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CBF Reports Second Quarter Results

July 21, 2016

	Six Months Ended June 30, 2016			Six Months Ended June 30, 2015
	Average Balances	Interest	Yield/Rate	Average Balances	Interest	Yield/Rate
Interest earning assets
Loans (1)	$5,632,568	$126,007	4.50%	$5,062,417	$122,428	4.88%
Investment securities (1)	1,127,157	13,096	2.34%	1,026,424	10,439	2.05%
Interest bearing deposits in other banks	68,995	158	0.46%	57,095	69	0.24%
Other earning assets (2)	25,916	644	5.00%	49,240	1,334	5.46%
Total interest earning assets	6,854,636	$139,905	4.10%	6,195,176	$134,270	4.37%
Non-interest earning assets	612,758			674,827
Total assets	$7,467,394			$6,870,003
Interest bearing liabilities
Time deposits	$1,654,838	$8,138	0.99%	$1,437,231	$6,400	0.90%
Money market	1,215,933	2,094	0.35%	928,852	1,153	0.25%
Interest bearing demand	1,411,311	1,397	0.20%	1,389,267	1,170	0.17%
Savings	415,542	435	0.21%	490,731	524	0.22%
Total interest bearing deposits	4,697,624	$12,064	0.52%	4,246,081	$9,247	0.44%
Short-term borrowings and FHLB advances	473,371	1,046	0.44%	290,304	325	0.23%
Long-term borrowings	86,741	3,058	7.09%	133,188	3,371	5.10%
Total interest bearing liabilities	5,257,736	16,168	0.62%	4,669,573	12,943	0.56%
Non-interest bearing demand	1,162,919			1,095,092
Other liabilities	42,369			44,266
Shareholders’ equity	1,004,370			1,061,072
Total liabilities and shareholders’ equity	$7,467,394			$6,870,003
Net interest income and spread		$123,737	3.49%		$121,327	3.81%
Net interest margin			3.63%			3.95%

(1) Presented on a fully tax equivalent basis
(2) Includes Federal Home Loan Bank stocks

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES
(Dollars in thousands)
(Unaudited)

CORE NET INCOME	Three Months Ended
	Jun 30, 2016		Mar 31, 2016		Dec 31, 2015
Net Income	$17,402	$17,402	$9,840	$9,840	$15,021	$15,021
	Pre-Tax	After-Tax	Pre-Tax	After-Tax	Pre-Tax	After-Tax
Adjustments
Non-interest income
Indemnification asset termination	—	—	9,178	5,670	—	—
Security (gains) losses*	(117)	(72)	(40)	(25)	(54)	(33)
Non-interest expense
Severance expense*	—	—	75	46	—	—
Restructuring expense*	5	3	142	88	32	20
Conversion costs and merger tax deductible*	881	544	1,107	684	33	20
Legal merger non deductible	355	355	580	580	673	673
Contract termination*	—	—	—	—	4,215	2,594
Tax effect of adjustments*	(294)	N/A	(3,999)	N/A	(1,625)	N/A
Core Net Income	$18,232	$18,232	$16,883	$16,883	$18,295	$18,295

Diluted shares	43,879		43,904		44,550
Core Net Income per share	$0.42		$0.38		$0.41
Average Assets	7,484,365		7,450,422		7,332,516

ROA**	0.93%		0.53%		0.82%
Core ROA***	0.97%		0.91%		1.00%

* Tax effected at an income tax rate of 38%
** ROA: Annualized net income / Average assets
*** Core ROA: Annualized core net income / Average assets

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars in thousands)
(Unaudited)

CORE EFFICIENCY RATIO	Three Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Net interest income	$61,515	$61,367	$62,078	$61,637	$60,685

Reported non-interest income	11,922	2,566	10,597	11,418	10,363
Indemnification asset termination	—	(9,178)	—	—	—
Less: Securities gains (losses)	117	40	54	(43)	(57)
Core non-interest income	$11,805	$11,704	$10,543	$11,461	$10,420

Reported non-interest expense	$44,536	$46,938	$47,756	$48,346	$49,502
Less: Contingent value right expense	—	—	—	—	4
Severance expense	—	75	—	63	14
Loss on extinguishment of debt	—	—	—	—	1,438
Conversion costs and merger tax deductible	881	1,107	33	—	—
Legal merger non deductible	355	580	—	—	—
Restructuring expense	5	142	—	23	178
Contract termination	—	—	4,215	—	—
Conversion and severance expenses (conversion and merger expenses and salaries and employees benefits)	—	—	704	—	—
Core non-interest expense	$43,295	$45,034	$42,804	$48,260	$47,868

Efficiency ratio*	60.65%	73.42%	65.71%	66.18%	69.67%
Core efficiency ratio**	59.05%	61.63%	58.94%	66.02%	67.32%

* Efficiency Ratio: Non-interest expense / (Non-interest income + Net interest income)
** Core Efficiency Ratio: Core non-interest expense / (Core non-interest income + Net interest income)

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CBF Reports Second Quarter Results

July 21, 2016

CAPITAL BANK FINANCIAL CORP.
RECONCILIATION OF NON-GAAP MEASURES (Continuation)
(Dollars and shares in thousands, except per share data)
(Unaudited)

TANGIBLE BOOK VALUE	Three Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Total shareholders' equity	$1,016,498	$996,993	$986,265	$1,022,642	$1,059,346
Less: goodwill and intangible assets, net of taxes	(142,725)	(143,304)	(143,863)	(144,447)	(145,035)
Tangible book value*	$873,773	$853,689	$842,402	$878,195	$914,311
Common shares outstanding	43,219	43,189	43,143	44,466	46,440
Tangible book value per share	$20.22	$19.77	$19.53	$19.75	$19.69

* Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

TANGIBLE COMMON EQUITY RATIO	Three Months Ended
	Jun 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	Jun 30, 2015
Total shareholders' equity	$1,016,498	$996,993	$986,265	$1,022,642	$1,059,346
Less: goodwill and intangible assets	(147,753)	(148,688)	(149,622)	(150,567)	(151,517)
Tangible common equity	$868,745	$848,305	$836,643	$872,075	$907,829
Total assets	$7,621,225	$7,479,798	$7,449,479	$7,261,196	$7,054,501
Less: goodwill and intangible assets	(147,753)	(148,688)	(149,622)	(150,567)	(151,517)
Tangible assets	$7,473,472	$7,331,110	$7,299,857	$7,110,629	$6,902,984
Tangible common equity ratio	11.62%	11.57%	11.46%	12.26%	13.15%

CBF Reports Second Quarter Results

July 21, 2016